

REGENCY
ENERGY PARTNERS

Regency Energy Partners Fourth-Quarter Earnings Release

March 2, 2009



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Haynesville Joint Venture Overview

Joint Venture Structure

Regency Management is forming a partnership with select investors to co-develop the Haynesville Expansion Project

JV Ownership %

		JV Ownership %	
RIGS[1]	Regency	38% →	$400 million contribution value
Haynesville Expansion Project ($653 million)	Alinda Capital Partners LLC	50% →	$526.5 million cash
	GE Energy Financial Services	12% →	$126.5 million cash

- At closing, Regency will be reimbursed for all project costs incurred to date

[1] RIGS is the Regency Intrastate Gas System

Transaction Overview

Transaction Details	
Parties	▸ Regency Haynesville Intrastate Gas LLC, a subsidiary of Regency Energy Partners LP ▸ General Electric Capital Corporation, an affiliate of GE Energy Financial Services ("GE EFS") ▸ Alinda Gas Pipeline I and Alinda Gas Pipeline II, funds managed by Alinda Capital Partners LLC ("Alinda")
Expansion	▸ JV allows for the expansion of the RIGS assets to add an incremental 1.1 Bcf/d of capacity by constructing 128 miles of pipeline and installing 14,200 HP of compression
Management Committee (Board)	▸ Will consist of four members; each investor will have the right to appoint one board member. Each member of the board will have a vote equal to the sharing ratio of the investor that appointed such member
Joint Venture Management	▸ Regency will operate the assets under a management operating agreement
Distributions	▸ All available cash will be distributed ratably to the Parties on a quarterly basis
Right of First Offer	▸ Each Partner will have a right of first offer to purchase other investor's for sale equity interests ▸ Regency and GE EFS can sell their interest to each other without triggering the right of first offer provision
One Time Distribution	▸ Joint Venture will make a distribution to Regency for reimbursement of all Haynesville Project costs to date

The Joint Venture is expected to close in March

Current Transportation (RIGS) Asset Overview

Regency will contribute the Regency Intrastate Gas System (RIGS), a 320-mile pipeline, to the Joint Venture, valued at approximately $400 million


NORTH LOUISIANA
AREA MAP
ARKANSAS
LOUISIANA
WASKOM
FIELD
ADA
FIELD
SLIGO
FIELD
SIBLEY
FIELD
VERNON
FIELD
DRISCOLL
FIELD
WINNSBORO
EXTENSION
VIXON
FIELD
ELM GROVE
FIELD
TEXAS
LOUISIANA
CARTHAGE
FIELD

RIGS Details	
Major Shippers	▸ Petrohawk ▸ Exco ▸ Union Power ▸ BW ▸ JW Operating ▸ El Paso Corporation
Markets Served	▸ Union Power ▸ Swepco
Major Pipeline Interconnections	▸ Texas Gas ▸ Tennessee ▸ Trunkline ▸ Southern Natural ▸ ANR ▸ Columbia Gulf
Firm Transportation Commitments	▸ Fully Subscribed
Posted Capacity	▸ 910,000 Mcf/d

Joint Venture Benefits

By partnering with GE EFS and Alinda, Regency has secured financing for the Haynesville Expansion Project under terms accretive to our unitholders in 2010 and beyond

Key Highlights

- Allows Regency to satisfy its commitment to develop a fully-financed, strategic project with minimum sensitivity to volumes and commodity price fluctuations
  - As of December 31, 2008, Regency had $218 million of commitments related to the project. These commitments will be transferred to the Joint Venture.
- Firmly establishes Regency as a significant player in one of the most active natural gas plays in the U.S.
  - Provides much needed takeaway capacity for expected Haynesville production
  - Provides investment vehicle for future expansion projects
- Deleverages Regency's balance sheet, providing sufficient liquidity to fund 2009 growth

REGENCY
ENERGY PARTNERS

Haynesville Expansion Project


STOCKHAM
STEEL

Project Overview

REGENCY ENERGY PARTNERS

Regency is significantly expanding RIGS to capitalize on development in the Haynesville Shale

- Approximately 925,000 MMBtu/d of capacity, or 84%, has been contracted to date; the remaining capacity is currently under negotiation
  - The agreements are for firm transportation capacity with 10 year contract terms
  - Approximately 85% of revenues are for reservation fees
- Regency's project will be the earliest to come online in the Haynesville Shale with targeted completion by year-end 2009
- Project favorably positioned for future expansion to meet growing producer requirements

Key Project Statistics
28- mile, 36" Bienville Loop
23- mile, 36" Elm Grove Pipeline
77- mile, 42" Winnsboro Loop
Interconnects: - Columbia Gulf - Texas Gas - ANR - Trunkline
14,200 HP of compression at Elm Grove and Haughton Stations



Regency Field Services
Regency
Liquids Pipeline
Regency Field Services
Elm Grove Pipeline
Winnsboro Loop
Bienville Loop
Elm Grove/Haughton Station

Project Overview - Pipeline Interconnects

- Project will expand four major interconnects: Texas Gas, Trunkline, ANR and Columbia Gulf
- Producers are responsible for securing downstream markets or transportation at interconnects


RICHLAND
26" TGT GAS
30" TGT GAS
30"
Texas Gas
Truckline
2-30", 36" ANR
2-30", 36" CGT
4" CGT
Winnsboro
ANR
COLUMBIA
Tennessee
8" ANR
Columbia
26", 30", 36" TLG
CALDWELL
FRANKLIN

Project Overview - Capacity Analysis

Regency's expansion pipeline will provide an initial takeaway option for Haynesville producers; however, additional takeaway capacity will be required in the future



North Louisiana to Perryville Hub
Bcf/d
16
14
12
10
8
6
4
2
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Carthage Area Exports
Area Production (excl. Haynesville)
Haynesville Production
Capacity of existing pipelines
Existing Regional Pipeline Expansions (Line CP, GS ETex)
Regency Expansion
Other Haynesville Expansions

Source: ICF International, Wood Mackenzie, Tristone Capital, Regency Analysis

Project Overview – Project Costs

REGENCY ENERGY PARTNERS

Total cost of the project is projected to be $653 million[1]

Project	Description	Expected Cost ($ millions)
Pipeline		
Bienville Loop	28 miles of 36” pipeline	$118
Elm Grove Pipeline	23 miles of 36” pipeline	$114
Winnsboro Loop	77 miles of 42” pipeline	$345
Interconnects[2]	Columbia Gulf, Texas Gas, Trunkline & ANR	$37
Compression		
Elm Grove and Haughton Stations	14,200 HP	$39
Total:		$653

- **Based on our progress and expenditures to date, the project is expected to be completed at $653 million or less**

[1] Excludes capitalized interest and labor
[2] Net of receipt site interconnects which will be reimbursed by producers

Commercial Update – Haynesville Well Activity

REGENCY ENERGY PARTNERS

Approximately 2.9 million acres have been leased in the Haynesville area and initial well results are positive



Haynesville Shale
with Selected Wells
2-19-09
Cass
Marion
Harrison
Panola
Rusk
Shelby
Nacogdoches
San Augustine
Sabine
Caddo
Bossier
Webster
Claiborne
Union
Morehouse
Ouachita
Richland
Bienville
Jackson
Caldwell
Franklin
De Soto
Red River
Winn
La Salle
Catahoula
Grant
Natchitoches
Rapides
Concordia
0 5 10 20 Miles
REGENCY

Source: Louisiana Department of Natural Resources and public and company documents

Commercial Update - Haynesville Production Results

Company	Headlines[1]
Petrohawk	• Estimated Ultimate Recovery (EUR) of 7.5 Bcfe per well • Recently announced IP results on six new wells averaging 14.5 MMcfe/d, including two wells that experienced mechanical difficulties • Current Haynesville gross operated production 160 MMcfe/d • Expect to complete approximately 6 wells/month • 75-80 gross operated wells will be completed in 2009 • Plans to average 12 Haynesville rigs in 2009 • $690 million budgeted in 2009 for investment in the Haynesville Shale
Exco Resources	• Completed first horizontal well in Q4 2008 with IP of 22.9 MMcfe/d; produced 1 Bcf/d in 64 days; currently producing in excess of 12 MMcfe/d • Completed first horizontal well in Q1 2009 with IP of 24.2 MMcfe/d; producing 20 MMcfe/d in Q4 2008 and Q1 2009 • Producing 35 MMcfe/d from the play • $313 million 2009 capital budget • Plan to drill 34 wells in 2009; 27 operated • EXCO is currently participating in 4 operated rigs and three non-operated rigs
Chesapeake	• Approximately $825 million budget for 2009 (~50% funded by JV partner PXP) • Two recent wells tested at greater than 22 MMcf/d • Current operated rig count is 22 • Current production of 70 MMcfe/d • Will average 26 operated rigs in 2009
EnCana/Shell	• $305 million Haynesville budget for 2009 • Plan to drill 35 gross, 21.5 net wells in 2009 • First two horizontal wells flowed at initial two-day rates of 8 and 15 MMcfe/d
GMX	• $216 million budgeted toward Haynesville/Bossier 2009 capex • Second Haynesville/Bossier well completed in January 2009 with IP rate of 7.6 MMcf/d • Third Haynesville/Bossier well had IP rate of 8.7 MMcf/d • Expect to announce completion results of three more wells in late April and one in late May
Questar	• 7 operated rigs in North Louisiana • Plan to drill or participate in 35 Haynesville wells in 2009 • Third well flowed to an initial rate of about 23 MMcf/d and averaged 18 MMcf/d in the first three weeks on production • Fourth well flowed to an initial rate of over 20 MMcf/d • 4 wells currently being drilled

[1] Well information and key headlines sourced from producers' websites and public documents

Construction Update - Timeline

Approximate Project Construction Timeline


Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Survey
Environmental Permits
LA Department of Natural Resources Approval
FERC 30-day Advance Notifications
Construction

- Continue to make progress on necessary rights-of-way and environmental permits and clearances
  - 36" Bienville line - acquired Louisiana DNR permit, USACE and other environmental permits; and ROW acquisition complete
  - 36" Elm Grove line - centerline and environmental surveys complete, USACE permit acquired, approximately 70% of ROW tracts purchased, and Louisiana DNR has approved permit and is issuing an order
  - 42" Winnsboro line - centerline and environmental surveys complete, approximately 20% ROW tracts purchased, and Louisiana DNR has approved permit and is issuing an Order
  - Air Permits for Compressor Stations: Haughton permit was received last week in February; Elm Grove permit expected first week in March
- Forming and finalizing agreements with downstream market pipelines which will upsize the interconnects capacity to more than 4 Bcf/d
- Unit price contract with pipe lay contractor has been executed
- Major pipe, valves, fittings, vessels and compressor packages are on order and being delivered

Financial Results

Strong Year-Over-Year Performance

REGENCY ENERGY PARTNERS



Total Revenue
$ in millions
$2,000
$1,500
$1,000
$500
$0
$897
$1,190
$1,864
57%
2006
2007
2008



Adjusted Total Segment Margin
$ in millions
$500
$400
$300
$200
$100
$0
$154
$229
$441
93%
2006
2007
2008
Gathering and Processing
Transportation
Contract Compression



Adjusted EBITDA
$ in millions
300
250
200
150
100
50
0
$93
$142
$254
79%
2006
2007
2008



Total Throughput [1]
MMBtu/d (000s)
1,200
1,000
800
600
400
200
529
587
773
752
1,026
771
2006
2007
2008
Gathering and Processing
Transportation
Intersegment Volumes

[1] 105,923 MMBtu/d in 2006, 298,773 MMBtu/d in 2007, and 274,287 MMBtu/d in 2008 moved through both the Gathering and Processing and Transportation segments

Financial Overview
Fourth-Quarter 2008

Consolidated Operating Results

Regency Energy Partners LP
Consolidated Statements of Operations
($ in thousands)

	Three Months Ended December 31, 2008	Three Months Ended December 31, 2007	Year to Date December 31, 2008	Year to Date December 31, 2007
REVENUES				
Gas sales	$ 203,888	$ 206,321	$ 1,126,760	$ 744,681
NGL sales	53,918	110,355	409,476	347,737
Gathering, transportation and other fees, including related party amounts	80,078	31,091	286,507	100,644
Net realized and unrealized gain (loss) from risk management activities	18,367	(23,468)	(21,233)	(34,266)
Other	8,438	10,858	62,294	31,442
Total revenues	364,689	335,157	1,863,804	1,190,238
OPERATING COSTS AND EXPENSES				
Cost of sales, including related party amounts	239,892	279,501	1,408,333	976,145
Operation and maintenance	36,580	16,969	131,629	58,000
General and administrative	12,539	6,785	51,323	39,713
Loss (gain) on asset sales, net	38	(40)	472	1,522
Management services termination fee	-	-	3,888	-
Transaction expenses	1,084	420	1,620	420
Depreciation and amortization	27,928	15,951	102,566	55,074
Total operating costs and expenses	318,061	319,586	1,699,831	1,130,874
OPERATING INCOME	46,628	15,571	163,973	59,364
Interest expense, net	(14,982)	(10,276)	(63,243)	(52,016)
Loss on debt refinancing	-	-	-	(21,200)
Other income and deductions, net	(118)	301	332	1,252
INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	31,528	5,596	101,062	(12,600)
Income tax expense (benefit)	(408)	866	(266)	931
Minority interest	147	175	312	305
NET INCOME (LOSS)	$ 31,789	$ 4,555	$ 101,016	$ (13,836)

Gathering and Processing Segment

($ in thousands)	Three Months Ended December 31, 2008	Three Months Ended December 31, 2007	Year to Date December 31, 2008	Year to Date December 31, 2007
Gathering and Processing Segment				
Financial data				
Segment margin (1)(2)	$ 69,174	$ 39,294	$ 256,380	$ 154,761
Adjusted segment margin	$ 55,483	$ 50,943	$ 241,672	$ 169,710
Operating data				
Throughput (MMbtu/d)(1)	1,122,468	923,084	1,025,779	772,930
NGL gross production (BBls/d)	22,662	23,414	22,390	21,808

(1) Segment margin and throughput volumes in 2007 vary from previously disclosed amounts due to pooling accounting for our FrontStreet assets acquired in January 2008
(2) The combined segment margins varies from consolidated segment margin due to intercompany elimination.

Transportation Segment

($ in thousands)	Three Months Ended December 31, 2008	Three Months Ended December 31, 2007	Year to Date December 31, 2008	Year to Date December 31, 2007
Transportation Segment				
Financial data				
Segment margin (1)	$ 19,946	$ 16,362	$ 78,161	$ 59,332
Adjusted segment margin	$ 19,946	$ 16,667	$ 78,161	$ 58,942
Operating data				
Throughput (MMbtu/d)	771,655	735,081	770,939	751,761

(1) The combined segment margins varies from consolidated segment margin due to intercompany elimination.

Contract Compression Segment

($ in thousands)	Three Months Ended December 31, 2008	2007	Year to Date December 31, 2008	2007
Contract Compression Segment				
Financial data				
Segment margin (1)	$ 39,988	$ -	$ 125,503	$ -

Contract Compression Segment Operating Data	At September 31, 2008	2007	At December 31, 2008	2007
Operating data				
Revenue generating horsepower	742,804	-	778,667	-
Average horsepower per revenue generating compression unit	851	-	856	-

(1) The combined segment margins varies from consolidated segment margin due to intercompany elimination.

Liquidity Update

Liquidity Update ($ in millions)	
Current Availability on Revolver	$42
Estimated Haynesville Spending Through mid-March	($14)
Estimated JV Reimbursement of Capex Assuming Mid-March Close	$90
Subtotal	$118
Plus New Caterpillar Operating Lease Facility	$75
Total Liquidity	**$193**

2009 Budgeted Capex	
Compression	$95
Gathering, Processing and Transportation (Excluding Haynesville)	$25
2009 Budgeted Capex Total	$120
Less Estimated Capital Spend Through End of February	($33)
2009 Remaining Capital Spending	**$87**

Commodity Price Risk Management


NGL Equity Production vs. Hedged
Bbl/d
6,000
5,000
4,000
3,000
2,000
1,000
98%
98%
96%
97%
33%
33%
33%
33%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Equity Production
Hedge


Condensate Equity Production vs. Hedged
Bbl/d
1,000
900
800
700
600
500
400
300
74%
74%
75%
76%
76%
76%
76%
76%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Equity Production
Hedge

- Approximately 2/3 of expected natural gas exposure is hedged in 2009

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

Only 3% of Regency's estimated 2009 Adjusted Segment Margin is subject to commodity price fluctuations

Estimated 2009 Adjusted Segment Margin	
Fee-Based Margins	68%
Hedged Commodity Margins	29%
Unhedged Commodity Margins	3%

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/Mmbtu; all other prices in $/gallon

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

On average, Regency's executed hedge pricing increases over time, which translates into built-in growth in adjusted segment margin

Executed Hedges by Product:

	2009		2010	
	Bbl/d	Price	Bbl/d	Price
Ethane	1,920	$0.8000	N/A	N/A
Propane	1,160	$1.0991	740	$1.5325
Iso Butane	260	$1.6850	170	$1.9150
Normal Butane	500	$1.1254	320	$1.8950
Natural Gasoline	560	$1.7030	290	$2.5300
WTI	650	$68.17	650	$121.30
Natural Gas (Mmbtu/d)	10,000	$6.6875	N/A	N/A

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/Mmbtu; all other prices in $/gallon

Non-GAAP Reconciliations

Non-GAAP Reconciliation

REGENCY
ENERGY PARTNERS

Reconciliation of Non-GAAP Measures to GAAP Measure

	Three Months Ended December 31,			Year to Date December 31,		
($ in thousands)	**2008**	**2007**	**2006**	**2008**	**2007**	**2006**
Net income (loss)	$ 31,789	$ 4,555	$ 6,587	$ 101,016	$ (13,836)	$ (7,244)
Income tax expense (benefit)	(408)	866	-	(266)	931	-
Interest expense, net	14,982	10,276	9,863	63,243	52,016	37,182
Depreciation and amortization	27,928	15,951	11,348	102,566	55,074	39,654
EBITDA (a)	**$ 74,291**	**$ 31,648**	**$ 27,798**	**$ 266,559**	**$ 94,185**	**$ 69,592**
Non-cash loss (gain) from risk management activities	(13,691)	11,122	(1,812)	(14,708)	11,500	(6,158)
Non-cash put option expiration	-	832	1,007	-	3,059	3,658
LTIP accelerated vesting charge	-	-	-	-	11,928	-
Loss (gain) on sale of assets	38	(40)	-	472	1,522	-
Loss on debt refinancing	-	-	(1,686)	-	21,200	10,761
Management services termination fee	-	-	-	3,888	-	12,542
Acquisition expenses	-	420	156	491	420	2,041
Other income/expense	-	(1,741)	15	(2,229)	(1,735)	15
Management fee	-	86	-	-	155	360
Adjusted EBITDA	**$ 60,638**	**$ 42,327**	**$ 25,478**	**$ 254,473**	**$ 142,234**	**$ 92,811**

a) Earnings before interest, taxes, depreciation and amortization.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

Non-GAAP Adjusted Segment Margin to GAAP Net Income (Loss)

($ in thousands)	Three Months Ended December 31, 2008	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Year to Date December 31, 2008	Year to Date December 31, 2007	Year to Date December 31, 2006
Net income (loss)	$ 31,789	$ 4,555	$ 6,587	$ 101,016	$ (13,836)	$ (7,244)
Add:						
Operation and maintenance	36,580	16,969	11,102	131,629	58,000	39,496
General and administrative	12,539	6,785	5,276	51,323	39,713	22,826
Management services termination fee	-	-	-	3,888	-	12,542
Transaction expense	1,084	420	320	1,620	420	2,041
Loss (gain) on sale of assets	38	(40)	-	472	1,522	-
Depreciation and amortization	27,928	15,951	11,348	102,566	55,074	39,654
Interest expense, net	14,982	10,276	9,863	63,243	52,016	37,182
Loss on debt refinancing	-	-	(1,686)	-	21,200	10,761
Other income and deductions, net	118	(301)	(339)	(332)	(1,252)	(839)
Income tax expense (benefit)	(408)	866	-	(266)	931	-
Minority interest	147	175	-	312	305	-
Total Segment Margin	**$ 124,797**	**$ 55,656**	**$ 42,471**	**$ 455,471**	**$ 214,093**	**$ 156,419**
Non-cash loss (gain) from risk management activities	(13,691)	11,122	(1,812)	(14,708)	11,500	(6,158)
Non-cash put option expiration	-	832	1,007	-	3,059	3,658
Adjusted Total Segment Margin	**$ 111,106**	**$ 67,610**	**$ 41,666**	**$ 440,763**	**$ 228,652**	**$ 153,919**
Transportation segment margin	19,946	16,362	12,350	78,161	59,332	45,047
Non-cash loss (gain) from risk management activities	-	305	-	-	(390)	-
Adjusted Segment Margin for Transportation	**$ 19,946**	**$ 16,667**	**$ 12,350**	**$ 78,161**	**$ 58,942**	**$ 45,047**
Contract Compression Segment Margin	**$ 39,988**	-	-	**$ 125,503**	**$ -**	**$ -**
Inter-segment elimination	(4,311)	-	-	(4,573)	-	-
Adjusted Segment Margin for Gathering and Processing	**$ 55,483**	**$ 50,943**	**$ 29,316**	**$ 241,672**	**$ 169,710**	**$ 108,872**

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

Reconciliation of "cash available for distribution" to net cash flows provided by operating activities and to net income

($ in thousands)	Three Months Ended December 31, 2008
Net cash flows provided by operating activities	$ 32,018
Adjustments to reconcile net income (loss) to net cash flows provided by operating activities:	
Depreciation and amortization, including debt issuance cost amortization	(28,573)
Equity income and minority interest in earnings	(147)
Risk management portfolio valuation changes	13,691
Loss on asset sales	(38)
Unit based compensation expenses	(1,219)
Cash flow changes in current assets and liabilities:	
Trade accounts receivable and accrued revenues	(29,732)
Other current assets	6,653
Trade accounts payable, accrued cost of gas and liquids, and related party payables	29,647
Other current liabilities	9,701
Other assets and liabilities	(212)
Net income	$ 31,789
Add (deduct):	
Income tax benefit	(408)
Interest expense, net	14,982
Depreciation and amortization	27,928
EBITDA	**$ 74,291**
Add (deduct):	
Risk management portfolio valuation changes	(13,691)
Loss on asset sales	38
Adjusted EBITDA	**$ 60,638**
Add (deduct):	
Unit based compensation expenses	1,219
Interest expense, excluding capitalized interest	(15,341)
Maintenance capital expenditures	(5,675)
Proceeds from asset sales	144
Income tax benefit	408
Cash available for distribution	**$ 41,393**

Q&A